Exhibit 99.c

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR proposals 1, 2, 3 and 5 and FOR the election of directors and will vote in accordance with their discretion on such other matters as may properly come before the meeting.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN			FOR	WITHHELD FOR ALL
1.	PROPOSAL TO APPROVE THE ISSUANCE OF CONEXANT COMMON STOCK IN THE MERGER PURSUANT TO THE MERGER AGREEMENT	☐	☐	☐	4.	ELECTION OF THREE DIRECTORS, WITH TERMS EXPIRING AT THE 2007 ANNUAL MEETING OF SHAREOWNERS - 01 Donald R. Beall 02 Balakrishnan S. Iyer 03 Jerre L. Stead	☐	☐
		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO APPROVE AMENDMENTS TO THE CONEXANT DIRECTORS STOCK PLAN	☐	☐	☐	Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3.	PROPOSAL TO APPROVE THE ASSUMPTION AND ADOPTION OF GLOBESPANVIRATA’S 1999 EQUITY INCENTIVE PLAN, 1999 SUPPLEMENTAL STOCK OPTION PLAN AND AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN	☐	☐	☐	5.	RATIFICATION OF APPOINTMENT OF AUDITORS	☐	☐	☐
			I/We plan to attend the meeting. (Please detach admittance card below and bring to the meeting.)			☐	It is simple and fast to receive all future annual meeting materials and shareholder communications electronically. Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature _____________________________ Signature if held jointly _____________________________ Date: ____________, 2004
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the proxy card. Please sign, date and return the proxy card promptly using the enclosed envelope.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on February 24, 2004.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet www.eproxy.com/cnxt Use the Internet to vote. Have your direction card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
www.conexant.com

PROXY

CONEXANT SYSTEMS, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dwight W. Decker and Dennis E. O’Reilly, and each of them singly, with power to act without the other and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Conexant Systems, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held on February 25, 2004, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

     To vote in accordance with the Board of Directors’ recommendations just sign and date the other side; no boxes need to be checked.

(Continued, and to be marked, dated and signed, on the other side)
Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

Bring this admission ticket with you to the meeting on February 25, 2004. Do not mail.

     This admission ticket admits you to the meeting. You will not be let into the meeting without an admission ticket or other proof of stock ownership as of January 2, 2004, the record date.

ADMISSION TICKET

CONEXANT SYSTEMS

2004 Annual Meeting of Shareowners

February 25, 2004
10:00 A.M. PST

Hilton Costa Mesa
3050 Bristol Street
Costa Mesa, CA 92626

NON-TRANSFERABLE	NON-TRANSFERABLE

If no specification is made on this card, the Trustee will vote your shares in the same proportion on each issue as it votes the shares for which it has received voting directions from the other Plan participants.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN			FOR	WITHHELD FOR ALL
1.	PROPOSAL TO APPROVE THE ISSUANCE OF CONEXANT COMMON STOCK IN THE MERGER PURSUANT TO THE MERGER AGREEMENT	☐	☐	☐	4.	ELECTION OF THREE DIRECTORS, WITH TERMS EXPIRING AT THE 2007 ANNUAL MEETING OF SHAREOWNERS - 01 Donald R. Beall 02 Balakrishnan S. Iyer 03 Jerre L. Stead	☐	☐
		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO APPROVE AMENDMENTS TO THE CONEXANT DIRECTORS STOCK PLAN	☐	☐	☐	Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3.	PROPOSAL TO APPROVE THE ASSUMPTION AND ADOPTION OF GLOBESPANVIRATA’S 1999 EQUITY INCENTIVE PLAN, 1999 SUPPLEMENTAL STOCK OPTION PLAN AND AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN	☐	☐	☐	5.	RATIFICATION OF APPOINTMENT OF AUDITORS	☐	☐	☐
			I/We plan to attend the meeting. (Please detach admittance card below and bring to the meeting.)			☐

Signature ____________________________ Signature if held jointly ____________________________ Date: ______________, 2004
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the direction card. Please sign, date and return the direction card promptly using the enclosed envelope.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on February 20, 2004.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

Internet www.eproxy.com/cnxt Use the Internet to vote. Have your direction card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote. Have your direction card in hand when you call.	OR	Mail Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote by Internet or by telephone,
you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
www.conexant.com

DIRECTION CARD

CONEXANT SYSTEMS, INC. SALARIED 401(K) SAVINGS PLAN
CONEXANT SYSTEMS, INC. HOURLY 401(K) SAVINGS PLAN
TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Conexant Systems, Inc. Salaried 401(K) Savings Plan and/or the Conexant Systems, Inc. Hourly 401(K) Savings Plan at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 25, 2004, or any adjournment thereof, as follows:

     To vote in accordance with the Board of Directors’ recommendations, check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

     Please vote in accordance with the instructions on the reverse side of this card by February 20, 2004. If you do not properly vote by that date, Fidelity Management Trust Company, Trustee for the Plans, will vote the shares allocated to your Plan account in the same proportion on each issue as it votes the shares for which it has received voting directions from the other Plan participants.

(Continued, and to be marked, dated and signed, on the other side)
Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

Bring this admission ticket with you to the meeting on February 25, 2004. Do not mail.

     This admission ticket admits you to the meeting. You will not be let into the meeting without an admission ticket or other proof of stock ownership as of January 2, 2004, the record date.

ADMISSION TICKET

CONEXANT SYSTEMS

2004 Annual Meeting of Shareowners

February 25, 2004
10:00 A.M. PST

Hilton Costa Mesa
3050 Bristol Street
Costa Mesa, CA 92626

NON-TRANSFERABLE	NON-TRANSFERABLE

If no specification is made, the Trustee will vote as it deems proper. The Board of Directors recommends a vote “FOR” each of the following proposals.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN			FOR	WITHHELD FOR ALL
1.	PROPOSAL TO APPROVE THE ISSUANCE OF CONEXANT COMMON STOCK IN THE MERGER PURSUANT TO THE MERGER AGREEMENT	☐	☐	☐	4.	ELECTION OF THREE DIRECTORS, WITH TERMS EXPIRING AT THE 2007 ANNUAL MEETING OF SHAREOWNERS - 01 Donald R. Beall 02 Balakrishnan S. Iyer 03 Jerre L. Stead	☐	☐
		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO APPROVE AMENDMENTS TO THE CONEXANT DIRECTORS STOCK PLAN	☐	☐	☐	Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3.	PROPOSAL TO APPROVE THE ASSUMPTION AND ADOPTION OF GLOBESPANVIRATA’S 1999 EQUITY INCENTIVE PLAN, 1999 SUPPLEMENTAL STOCK OPTION PLAN AND AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN	☐	☐	☐	5.	RATIFICATION OF APPOINTMENT OF AUDITORS	☐	☐	☐
			I/We plan to attend the meeting. (Please detach admittance card below and bring to the meeting.)			☐

Signature ______________________________ Signature if held jointly ______________________________ Date: ___________, 2004
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the direction card. Please sign, date and return the direction card promptly using the enclosed envelope.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on February 20, 2004.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

Internet www.eproxy.com/cnxt Use the Internet to vote. Have your direction card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote. Have your direction card in hand when you call.	OR	Mail Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote by Internet or by telephone,
you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
www.conexant.com

DIRECTION CARD
ROCKWELL AUTOMATION RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES
ROCKWELL AUTOMATION RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
ROCKWELL AUTOMATION SAVINGS AND INVESTMENT PLAN FOR REPRESENTED HOURLY EMPLOYEES
ROCKWELL AUTOMATION RETIREMENT SAVINGS PLAN FOR REPRESENTED HOURLY EMPLOYEES
ROCKWELL AUTOMATION RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES
TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Automation Retirement Savings Plan for Salaried Employees, the Rockwell Automation Retirement Savings Plan for Hourly Employees, the Rockwell Automation Savings and Investment Plan for Represented Hourly Employees, the Rockwell Automation Retirement Savings Plan for Represented Hourly Employees, and/or the Rockwell Automation Retirement Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 25, 2004, or any adjournment thereof, as follows:

     To vote in accordance with the Board of Directors’ recommendations, check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

     Please vote in accordance with the instructions on the reverse side of this card by February 20, 2004. If you do not properly vote by that date, Wells Fargo Bank, N.A., Trustee for the Plans, will vote the shares allocated to your Plan account as it deems proper.

(Continued, and to be marked, dated and signed, on the other side)
Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

Bring this admission ticket with you to the meeting on February 25, 2004. Do not mail.

     This admission ticket admits you to the meeting. You will not be let into the meeting without an admission ticket or other proof of stock ownership as of January 2, 2004, the record date.

ADMISSION TICKET

CONEXANT SYSTEMS

2004 Annual Meeting of Shareowners

February 25, 2004
10:00 A.M. PST

Hilton Costa Mesa
3050 Bristol Street
Costa Mesa, CA 92626

NON-TRANSFERABLE	NON-TRANSFERABLE

If no specification is made on this card, the Trustee will vote your shares in the same proportion on each issue as it votes the shares for which it has received voting directions from the other Plan participants.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN			FOR	WITHHELD FOR ALL
1.	PROPOSAL TO APPROVE THE ISSUANCE OF CONEXANT COMMON STOCK IN THE MERGER PURSUANT TO THE MERGER AGREEMENT	☐	☐	☐	4.	ELECTION OF THREE DIRECTORS, WITH TERMS EXPIRING AT THE 2007 ANNUAL MEETING OF SHAREOWNERS - 01 Donald R. Beall 02 Balakrishnan S. Iyer 03 Jerre L. Stead	☐	☐
		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO APPROVE AMENDMENTS TO THE CONEXANT DIRECTORS STOCK PLAN	☐	☐	☐	Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3.	PROPOSAL TO APPROVE THE ASSUMPTION AND ADOPTION OF GLOBESPANVIRATA’S 1999 EQUITY INCENTIVE PLAN, 1999 SUPPLEMENTAL STOCK OPTION PLAN AND AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN	☐	☐	☐	5.	RATIFICATION OF APPOINTMENT OF AUDITORS	☐	☐	☐
			I/We plan to attend the meeting. (Please detach admittance card below and bring to the meeting.)			☐

Signature ________________________ Signature if held jointly _______________________ Date: __________, 2004
If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each person should sign the direction card. Please sign, date and return the direction card promptly using the enclosed envelope.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on February 20, 2004.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your direction card.

Internet www.eproxy.com/cnxt Use the Internet to vote. Have your direction card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote. Have your direction card in hand when you call.	OR	Mail Mark, sign and date your direction card and return it in the enclosed postage-paid envelope.

If you vote by Internet or by telephone,
you do NOT need to mail back your direction card.

TO VIEW THE ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO:
www.conexant.com

DIRECTION CARD

ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR SALARIED EMPLOYEES
ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
ROCKWELL COLLINS RETIREMENT SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES
TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Conexant Systems, Inc. Common Stock held for my account in the Rockwell Collins Retirement Savings Plan for Salaried Employees, the Rockwell Collins Retirement Savings Plan for Hourly Employees, and/or the Rockwell Collins Retirement Savings Plan for Bargaining Unit Employees at the Annual Meeting of Shareowners of Conexant Systems, Inc. to be held on February 25, 2004, or any adjournment thereof, as follows:

     To vote in accordance with the Board of Directors’ recommendations, check the boxes FOR each proposal listed on the other side, then sign, date and return this card.

     Please vote in accordance with the instructions on the reverse side of this card by February 20, 2004. If you do not properly vote by that date, Fidelity Management Trust Company, Trustee for the Plans, will vote the shares allocated to your Plan account in the same proportion on each issue as it votes the shares for which it has received voting directions from the other Plan participants.

(Continued, and to be marked, dated and signed, on the other side)
Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

Bring this admission ticket with you to the meeting on February 25, 2004. Do not mail.

     This admission ticket admits you to the meeting. You will not be let into the meeting without an admission ticket or other proof of stock ownership as of January 2, 2004, the record date.

ADMISSION TICKET

CONEXANT SYSTEMS

2004 Annual Meeting of Shareowners

February 25, 2004
10:00 A.M. PST

Hilton Costa Mesa
3050 Bristol Street
Costa Mesa, CA 92626

NON-TRANSFERABLE	NON-TRANSFERABLE